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                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549


                              FORM 8-K/A
                          (AMENDMENT NO. 1)


          CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                THE SECURITIES EXCHANGE ACT OF 1934





Date of Report:     MAY 28, 1997
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                      VISTA TECHNOLOGIES INC.
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      (Exact name of registrant as specified in its charter)


       Nevada                    0-23142         13-3687830
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(State or other jurisdiction    (Commission    (I.R.S. Employer
    of incorporation             File No.)    Identification No.)
    or organization)


15100 North 78th Way, Suite 101, Scottsdale, Arizona     85260
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(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code: (602) 483-3937
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167 S. San Antonio Road, Suite 9, Los Altos, California    94022
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   (Former name or former address, if changed since last report)



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                          VISTA TECHNOLOGIES INC.

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     (a)(i) The accounting firm of KPMG Peat Marwick LLP acted as principal independent public accountants to audit the consolidated financial statements of Vista Technologies Inc. (the "Company") for its fiscal year ended March 31, 1996.

          On May 28, 1997, the Company was advised by KPMG Peat
Marwick LLP that the client-auditor relationship between the Company and KPMG Peat Marwick LLP has been terminated.

     (a)(ii) The report of KPMG Peat Marwick LLP on the consolidated financial statements of the Company for the fiscal year ended March 31, 1996 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified as to uncertainty, audit scope, or accounting principles.

     (a)(iii) The decision to terminate the client-auditor relationship between the Company and KPMG Peat Marwick LLP was initiated by KPMG Peat Marwick LLP, and the Company's Board of
Directors accordingly did not participate in a decision to change the Company's independent accountants.

     (a)(iv) In connection with its audit for the fiscal year ended March 31, 1996 and the subsequent interim period through May 28, 1997, there have been no disagreements of the Company with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG Peat Marwick LLP would have caused them to make reference thereto in their report on the financial statements for such year.

     (a)(v) During the fiscal year ended March 31, 1996 and prior fiscal periods of the Company, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

     (a)(vi) The Company requested that KPMG Peat Marwick LLP furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not KPMG Peat Marwick LLP agrees with the above statements. A copy of such letter is filed as
Exhibit 16 to this Form 8-K.

     (b)  On May 30, 1997, the Company engaged the services of
the independent public accounting firm of Moore Stephens, P.C. to act as the principal independent accountants as to the Company's consolidated financial statements for its most recent fiscal year
ended March 31, 1997.   Prior to engaging  Moore Stephens, P.C., the
Company did not consult its new independent public accountants as to the application of accounting principles to a specified transaction, either completed or proposed, or as to the type of audit opinion that might be rendered on the Company's financial statements. The Company's Board of Directors participated in and approved the decision to appoint Moore Stephens, P.C. to act as the principal independent accountants as to the Company's consolidated financial statements for its most recent fiscal year ended March 31, 1997.


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ITEM 5.   OTHER EVENTS.

     The Company has changed its principal office to the following address and telephone number: 15100 North 78th Way, Suite 101,
Scottsdale, Arizona 85260, telephone number (602) 483-3937.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(a) EXHIBITS: The following exhibits are filed with this Report or are incorporated herein by reference:

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

Exhibit
Number    Description
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

   16 Letter dated May 30, 1997 from KPMG Peat Marwick LLP responding to the disclosures set forth in Item 4 of this Report on Form 8-K [incorporated by reference to Exhibit 16 filed with Registrant's Report on Form 8-K dated as of May 28, 1997 as filed with the Securities and Exchange
          Commission on June 2, 1997].

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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 24, 1997

                        VISTA TECHNOLOGIES INC.
                             (Registrant)

                        By: /s/  William M. Curtis
                            -----------------------------
                            William M. Curtis,
                                Secretary






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